UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OneMain Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ONEMAIN HOLDINGS, INC. CORPORATE SECRETARY ATTN: LEGAL DEPARTMENT 601 NW SECOND STREET EVANSVILLE, INDIANA 47708 ONEMAIN HOLDINGS, INC. 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET You invested in ONEMAIN HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2023. Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 13, 2023 1:00 PM CDT 601 NW Second Street Evansville, IN 47708 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V11200-P92200 V1.2 23-1928-3 C1.2 P1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V11201-P92200 01) Phyllis R. Caldwell 02) Roy A. Guthrie 1. To elect two Class I directors to serve until the 2026 Annual Meeting of Stockholders. Nominees: 2. To approve, on an advisory basis, the compensation paid to the named executive officers of OneMain Holdings, Inc. (the “Company”). 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023. 4. To amend the Company’s Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, as amended (the “Bylaws”), to eliminate the classified structure of the Board of Directors. 5. To amend the Company’s Bylaws to provide for director nominees to be elected by a majority, rather than a plurality, of votes in uncontested elections. NOTE: The proxies are authorized to vote at their discretion upon any other matter that may properly come before the meeting or any adjournment or postponement thereof. For For For For For 23-1928-3 C1.2 P2